UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 22, 2025
Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation of the United States	000-51999	42-6000149
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Locust Street
Des Moines, Iowa	50309
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	515-412-2100

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if they registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2025, the Federal Housing Finance Agency informed the Federal Home Loan Bank of Des Moines (“Bank”) of its non-objection to the Bank’s First Amendment (“First Amendment”) to the Seventh Amended and Restated Benefit Equalization Plan (“BEP”) adopted by the Bank’s Board of Directors (“Board”) on November 20, 2024, and effective December 31, 2024.

The BEP was amended to allow for annual Supplemental Executive Retirement Plan (“SERP”) contributions to eligible Executive Team members. SERP contributions are at the discretion of the Board but will be between six and fifteen percent of eligible earnings for the Chief Executive Officer and six and ten percent of eligible earnings for all other Executive Team members.

The Bank is under no obligation to make a SERP contribution for a plan year. SERP contributions need not be uniform among members of the Executive Team and are not subject to a matching contribution. SERP contributions shall be fully vested at all times.

The above description of the First Amendment is qualified in its entirety by reference to the complete text of the First Amendment included herein as Exhibit 10.1 and incorporated herein by reference. The BEP was filed as Exhibit 10.4 to the Bank’s 2020 Form 10-K filed with the Securities and Exchange Commission on March 10, 2021.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number 10.1 Federal Home Loan Bank of Des Moines First Amendment to the Seventh Amended and Restated Benefit Equalization Plan, effective December 31, 2024

Exhibit Number 104 Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

January 28, 2025	By:	/s/ Robert W. Dixon

Name: Robert W. Dixon
Title: General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1	Federal Home Loan Bank of Des Moines First Amendment to the Seventh Amended and Restated Benefit Equalization Plan, effective December 31, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)